NATIXIS FUNDS

Supplement dated April 1, 2013, to the Natixis Funds Statements of Additional Information dated May 1, 2012 and December 3, 2012 and the McDonnell Intermediate Municipal Bond Fund’s Statement of Additional Information dated December 31, 2012, as may be revised or supplemented from time to time, for the following funds:

AEW Real Estate Fund	Loomis Sayles Strategic Alpha Fund
ASG Diversifying Strategies Fund	Loomis Sayles Multi-Asset Real Return Fund
ASG Global Alternatives Fund	McDonnell Intermediate Municipal Bond Fund
ASG Managed Futures Strategy Fund	Natixis Diversified Income Fund
CGM Advisor Targeted Equity Fund	Natixis Oakmark International Fund
Gateway Fund	Natixis U.S. Multi-Cap Equity Fund
Hansberger International Fund	Vaughan Nelson Small Cap Value Fund
Harris Associates Large Cap Value Fund	Vaughan Nelson Value Opportunity Fund

Effective immediately, Daniel M. Cain is no longer deemed an “interested person” of Natixis Funds Trust II. Accordingly, for purposes of Natixis Funds Trust II only, all information pertaining to Mr. Cain is hereby moved from the “Interested Trustees” section to the “Independent Trustees” section of the following tables within the section “Management of the Trust(s)”:

•	Trustees and Officers

•	Fund Securities Owned by the Trustees

•	Compensation

In addition, the following footnote is removed from Mr. Cain’s name where it appears in such tables: “Mr. Cain is deemed an “interested person” of Natixis Funds Trust II because he holds the following position with a firm that has a material business or professional relationship with McDonnell Investment Management, LLC, the subadviser to a series of Natixis Funds Trust II: Chairman, Cain Brothers & Company, Incorporated.”

Effective immediately, the first paragraph in the sub-section “Leadership and Structure of the Board” within the section “Management of the Trust(s)” is hereby replaced with the following:

The Board is led by the Chairperson of the Board, who is an Independent Trustee. The Board of Trustees currently consists of thirteen trustees, ten of whom are Independent Trustees. The trustees have delegated significant oversight authority to the two standing committees of each Trust, the Audit Committee and Contract Review and Governance Committee, both of which consist solely of Independent Trustees. These committees meet separately and at times jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board for consideration. In addition to the oversight performed by the committees and the Board, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Board reviews its governance structure. The Board believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or board level, as the case may be, while facilitating communications among the trustees and between the Board and Fund management.